                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    First Financial Caribbean Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     FIRST FINANCIAL CARIBBEAN CORPORATION
                           1159 F.D. Roosevelt Avenue
                          San Juan, Puerto Rico 00920


                                                                 August 20, 1997


Dear Stockholder:

     You are cordially invited to attend a special meeting of stockholders of First Financial Caribbean Corporation. The meeting will be held at the Fifth Floor of The Doral Building, 650 Munoz Rivera Avenue, San Juan, Puerto Rico on Monday, September 22, 1997. The meeting will begin promptly at 11:00 a.m., local time.

     At the meeting, shareholders will be asked to consider and approve (i) a proposal to change the name of First Financial Caribbean Corporation to "Doral Financial Corporation", (ii) a proposal to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000, and (iii) such other business as may properly come before the meeting or any adjournment thereof.

     We urge you to review the Proxy Statement and complete, sign and return your proxy card in the envelope provided, even if you plan to attend the meeting. Your vote is important, and the prompt return of your proxy card will ensure that your vote is counted. The participation of the owners of the business in its affairs is an essential ingredient of First Financial Caribbean Corporation's vitality. Please note that sending us your proxy will not prevent you from voting in person at the meeting should you so desire.

     We appreciate your interest and investment in First Financial Caribbean Corporation, and hope to see you at the meeting.

                                         Sincerely,

                                         /s/ Salomon Levis

                                         Salomon Levis
                                         Chairman of the Board and
                                         Chief Executive Officer

                     FIRST FINANCIAL CARIBBEAN CORPORATION
                           1159 F.D. Roosevelt Avenue
                          San Juan, Puerto Rico 00920

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On Monday, September 22, 1997

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of First Financial Caribbean Corporation (the "Corporation") will be held at the Fifth Floor of The Doral Building, 650 Munoz Rivera Avenue, San Juan, Puerto Rico on Monday, September 22, 1997, at 11:00 a.m., local time, to consider and act upon the following proposals:


          1. An amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to "Doral Financial Corporation;"



          2. An amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000; and


          3. Such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record as of the close of business on August 19, 1997 are entitled to notice of, and to vote at, the meeting and any and all adjournments thereof. A list of these stockholders will be available for inspection for a period of 10 days prior to the meeting at the office of the Corporation at 1159 F.D. Roosevelt Avenue, San Juan, Puerto Rico, and will also be available for inspection at the meeting itself.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

                                         By order of the Board of Directors,

                                         /s/ Richard F. Bonini

                                         Richard F. Bonini
                                         Senior Executive Vice President
                                         and Secretary


Dated: August 20, 1997

                     FIRST FINANCIAL CARIBBEAN CORPORATION
                           1159 F.D. Roosevelt Avenue
                          San Juan, Puerto Rico 00920

                           -------------------------
                                PROXY STATEMENT


     This Proxy Statement is furnished to the holders of the Common Stock, $1.00 par value (the "Common Stock") of First Financial Caribbean Corporation, a Puerto Rico corporation (the "Corporation") in connection with the solicitation by and on behalf of the Board of Directors of proxies for a special meeting of stockholders (the "Special Meeting") to be held on Monday, September 22, 1997 and at any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to stockholders commencing on or about August 22, 1997.


                                    GENERAL


     Each holder of a share of Common Stock of the Corporation will be entitled to one vote for each share held of record by such person as of the close of business on August 19, 1997, which is the record date fixed by the Board of Directors for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the meeting. On the record date, the Corporation had 9,198,730 shares of Common Stock outstanding and eligible to vote. The shares represented by each properly executed proxy in the accompanying form received by the Board of Directors will be voted at the Special Meeting or any adjournment thereof in accordance with the instructions specified therein. If no instructions are made, such shares will, except as otherwise provided in the next succeeding paragraph, be voted
(i) for the amendment to the Restated Certificate of Incorporation changing the name of the Corporation to "Doral Financial Corporation",(ii) for the amendment to the Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 20,000,000 to 50,000,000, and (iii) in the proxyholders' discretion on any other matters that may properly come before the Special Meeting. Each of the above proposals is an independent proposal and is not contingent on the adoption of another proposal. The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting except for procedural matters incident to the conduct of the meeting. Execution of a proxy, however, confers on the designated proxyholder discretionary authority to vote the shares in accordance with his or her best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournment thereof. Any proxy received in the accompanying form may be revoked by the person executing it at any time before the authority thereby granted is exercised by giving written notice of revocation to the Secretary of the Corporation, by giving a later-dated proxy at any time before the voting or by voting by ballot in person at the Special Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.


     Votes cast by proxy or in person at the Special Meeting will be counted by the persons appointed by the Corporation to act as inspectors of election for the meeting. The inspectors of election will treat abstentions, including for purposes of determining the presence of a quorum, as shares that are present and entitled to vote at the Special Meeting. Shares with respect to which a broker or nominee has expressly indicated on the proxy that it does not have discretionary authority to vote on a particular matter ("broker non-votes"), will not be considered as present and entitled to vote with respect to that matter but will be considered as present and entitled to vote for purposes of determining the presence of a quorum. The proposals to amend the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock and to change the Corporation's name must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Therefore, with respect to the two proposals to be voted on by the stockholders at the Special Meeting abstentions and broker non-votes will have the same effect as a vote against such proposals.

     The cost of soliciting proxies for the Special Meeting will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone, by officers and employees of the Corporation who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at the expense of the Corporation by brokers, nominees, custodians and other similar parties.

             SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL HOLDERS


     The following table sets forth as of August 15, 1997, certain information with respect to the beneficial ownership of the Corporation's Common Stock for each director, the Chief Executive Officer and each of the four other most highly compensated executive officers of the Corporation and its subsidiaries, for each 5% shareholder of the Corporation, for all directors and executive officers of the Corporation as a group and for certain other investors.



                                                                    AMOUNT AND NATURE           PERCENT
                  NAME OF BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP(1)      OF CLASS
                  ------------------------                      --------------------------      --------
Management
Salomon Levis(2)(3).........................................              284,342                 3.09%
Richard F. Bonini...........................................              110,710                 1.20%
Mario S. Levis(2)...........................................               47,000                   (9)
Zoila Levis(2)..............................................               85,736                 0.93%
Edison Velez................................................                   --                   --
Edgar M. Cullman, Jr.(4)(5).................................            1,490,715                16.21%
Frederick M. Danziger(4)(5).................................            1,490,715                16.21%
John L. Ernst(4)(5).........................................            1,490,715                16.21%
A. Brean Murray.............................................                   --                   --
Victor M. Pons, Jr..........................................                   --                   --
All directors and executive officers as a group, consisting
  of 16 persons, including those named above................            2,059,647                22.39%
Other Principal Holders
Edgar M. Cullman(5)(6)......................................            1,490,715                16.21%
387 Park Avenue South
New York, N.Y. 10016
Louise B. Cullman(5)(6).....................................            1,490,715                16.21%
387 Park Avenue South
New York, N.Y. 10016
Susan B. Cullman(5)(6)......................................            1,490,715                16.21%
387 Park Avenue South
New York, N.Y. 10016
Lucy C. Danziger(5)(6)......................................            1,490,715                16.21%
2 East 73rd Street
New York, N.Y. 10021
Cullman and Ernst Group(7)..................................            1,490,715                16.21%
387 Park Avenue South
New York, N.Y. 10016
David Levis(2)..............................................              206,906                 2.25%
1159 F.D. Roosevelt Avenue
San Juan, PR 00920

                                                                    AMOUNT AND NATURE           PERCENT
                  NAME OF BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP(1)      OF CLASS
                  ------------------------                      --------------------------      --------
Levis Family(2).............................................              623,984                 6.78%
1159 F.D. Roosevelt Avenue
San Juan, PR 00920
Wellington Management Company(8)............................              697,500                 7.58%
75 State Street
Boston, MA 02109

---------------------


     (1) The information contained in the table is based on share ownership as of August 15, 1997. This information has been obtained from filings made with the Securities and Exchange Commission (the "Commission") and information provided by the persons named above and reflects the definition of beneficial ownership adopted by the Commission except as noted below. Beneficial ownership and percent of class shown is sole investment and voting power, except as reflected in other footnotes hereto and except that (i) shares shown for Messrs. Cullman, Jr., Danziger and Ernst under "Management" and for Edgar M. Cullman, Louise B. Cullman, Susan R. Cullman and Lucy C. Danziger under "Other Principal Holders" include all shares owned by the Cullman and Ernst Group, including shares with respect to which the named person has no investment or voting power other than the informal understanding referred to in the final sentence under footnote (7) below and (ii) shares shown as owned by the Levis Family under "Other Principal Holders" include all shares owned by Salomon Levis, Zoila Levis, David Levis, and Mario S. Levis even though as stated in footnote (2) below each of such persons disclaims any beneficial interest in the shares of Common Stock owned by the others. Where more than one person shares investment and voting power in the same shares or if such shares are owned by any member of the Cullman and Ernst Group such shares are shown more than once. Such shares are reflected only once, however, in the total for all directors and officers as a group.


     (2) Salomon Levis, the current Chairman of the Board and Chief Executive Officer of the Corporation, Zoila Levis, the President of the Corporation and David Levis, a director emeritus of the Corporation and the former Chairman of the Board and Chief Executive Officer of the Corporation, are siblings. Mario S. Levis, Executive Vice President and Treasurer of the Corporation, is the son of David Levis and the nephew of Salomon Levis and Zoila Levis. As of August 15, 1997, Salomon Levis, Zoila Levis, David Levis and Mario S. Levis owned an aggregate of 623,984 shares of Common Stock or approximately 6.78% of the outstanding Common Stock of the Corporation. On October 5, 1995, Salomon Levis, Zoila Levis, Mario S. Levis and David Levis filed a Schedule 13D with the Commission stating that there is no agreement or understanding among the members of the Levis family regarding the holding or voting of the shares of Common Stock held by them other than an informal understanding to consult with each other regarding the voting and disposition of the shares of Common Stock owned by each of them. The Schedule 13D disclaims that the persons filing the Schedule 13D constitute a group for purposes of the Securities Exchange Act of 1934 and states that each such person has sole voting and investment power with respect to the respective shares of Common Stock owned by them and each disclaims any beneficial interest in the shares of Common Stock owned by the others.

     (3) Includes 12,702 shares of Common Stock owned by Nancy Hernandez, the wife of Salomon Levis.

     (4) Included in the shares of Common Stock shown as beneficially owned by Mr. Danziger are 103,068 shares in which he holds shared investment and/or voting power; included in the shares of Common Stock shown as beneficially owned by Mr. Cullman, Jr. are 620,196 shares in which he holds shared investment and/or voting power and; included in the shares of Common Stock shown as beneficially owned by Mr. Ernst are 100,583 shares in which he holds shared investment and/or voting power. Also included in the case of Messrs. Cullman, Jr., Danziger and Ernst, respectively, are 812,499, 1,371,105 and 1,377,568 shares of Common Stock held by the Cullman and Ernst Group with respect to which such person holds no investment or voting power other than the informal understanding referred to in the final sentence under footnote (7) below. Voting and investment power over certain of such shares is held by more than one such person. Messrs. Ernst, Danziger and Cullman, Jr. disclaim beneficial ownership of all shares over which there is shared investment and/or voting power and Cullman and Ernst Group shares not owned by such person directly.

     (5) Member of the Cullman and Ernst Group. Edgar M. Cullman is the father of Edgar M. Cullman, Jr., Susan R. Cullman and Lucy C. Danziger, the husband of Louise B. Cullman, and the uncle of John L. Ernst. Lucy C. Danziger is the wife of Frederick M. Danziger.


     (6) Included within the shares of Common Stock shown as beneficially owned by Mr. Edgar M. Cullman, Mrs. Louise B. Cullman, Ms. Susan R. Cullman and Mrs. Lucy C. Danziger are, respectively, 687,418, 547,022, 602,664, and 642,292 shares in which such person holds shared voting and/or investment power. Also included in the shares of Common Stock as to each such person, respectively, are 694,649, 840,283, 831,196 and 778,161 shares held by the Cullman and Ernst Group with respect to which such person holds no investment or voting power other than the informal understanding referred to in the final sentence under footnote (7) below. Each such person disclaims beneficial ownership of all shares not owned by such person directly.



     (7) As of August 15, 1997, a group consisting of Edgar M. Cullman, his son Edgar M. Cullman, Jr., a director of the corporation, direct members of their families and trusts for their benefit, Mr. John L. Ernst, also a director of the Corporation, his sister and direct members of their families and trusts for their benefit own an aggregate of 1,490,715 shares of Common Stock or approximately 16.21% of the outstanding Common Stock. Among others, Messrs. Cullman and Cullman, Jr. and their wives, Mr. Ernst and to a lesser extent Mr. Danziger (who is a member of the Cullman and Ernst Group and a director of the Corporation), hold investment and voting power or shared investment and voting power over such shares. Mr. Danziger is the brother-in-law of Mr. Edgar M. Cullman, Jr. A Schedule 13D filed with the Commission on behalf of the Cullman and Ernst Group states that there is no formal agreement governing the group's holding and voting of such shares, but that there is an informal understanding that the persons and entities included in the group will hold and vote together the shares owned by each of them in each case subject to any applicable fiduciary responsibilities.


     (8) The number of shares reported is based on information furnished to the Corporation by Wellington-Management Company ("WMC"). According to a Schedule 13G filed with the Commission, WMC, in its capacity as investment adviser, may be deemed the beneficial owner of the shares reported, which are owned by investment advisory clients of WMC. According to the Schedule 13G, no such client was known to beneficially own more than 5% of the outstanding shares of the Corporation's Common Stock.

     (9) Represents less than 1%.

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                     TO CHANGE THE NAME OF THE CORPORATION

     The Board of Directors of the Corporation has declared advisable and directed that there be submitted to the stockholders at the Special Meeting a proposed amendment to Article First of the Restated Certificate of Incorporation to change the name of the Corporation to "Doral Financial Corporation." The text of the proposed amendment to Article First of the Corporation's Restated Certificate of Incorporation is set forth in Exhibit A attached hereto.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     The Board of Directors believes that the change of the Corporation's name is advisable in order to provide a cohesive identity throughout the organization. The proposed name would capitalize on the strength and tradition of the Corporation's principal subsidiary Doral Mortgage Corporation, Puerto Rico's premier retail mortgage banking institution. At the same time, it recognizes that the Corporation is a diverse, multifaceted organization encompassing a broad range of financial services including: mortgage banking, thrift, and securities brokerage services.

     The name change will not affect in any way the validity of currently outstanding stock certificates, the capital structure of the Corporation or the listing of any of its securities on the National Association of Securities Dealers Automated Quotation National Market System. Shareholders will not be required to surrender or exchange any share certificates currently held by them.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the adoption of the amendment to Article First. Therefore, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     THE BOARD OR DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO "DORAL FINANCIAL CORPORATION."

      AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE
         AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has declared advisable and directed that there be submitted to the stockholders at the Special Meeting a proposed amendment to Article Fourth of the Corporation's Restated Certificate of Incorporation that would increase the number of authorized shares of Common Stock of the Corporation from 20,000,000 shares to 50,000,000 shares. The text of the proposed amendment to Article Fourth of the Corporation's Restated Certificate of Incorporation is set forth in Exhibit B attached hereto.

PURPOSE AND EFFECTS OF THE PROPOSED AMENDMENT


     As of the close of business on August 19, 1997, there were 9,198,730 shares of the Corporation's Common Stock issued and outstanding. As of such date, there were 483,428 shares of authorized and unissued shares of Common Stock reserved for issuance upon conversion of the Corporation's outstanding 8.25% Convertible Subordinated Debentures due January 1, 2006 (the "Convertible Debentures") and an additional 200,000 shares reserved for issuance upon the exercise of certain rights to acquire up to 200,000 additional shares of Common Stock (the "Rights") granted to Popular, Inc. under a certain Restated Debenture Purchase Agreement, dated as of December 15, 1995, between the Corporation and Popular, Inc. On July 9, 1997, the Corporation entered into an exchange agreement with Popular, Inc. whereas Popular, Inc. has agreed to accept shares of the Corporation's 8% Convertible Cumulative Preferred Stock (the "8% Serial Preferred Stock") in exchange for the outstanding Convertible Debentures. The 8% Serial Preferred Stock would be convertible into the same number of shares of Common Stock as the Convertible Debentures. The exchange is expected to occur on or about September 30, 1997.



     On July 10, 1997, the Company declared a two-for-one stock split in the form of a stock dividend of one additional share of common stock to be issued on August 28, 1997 for each share of common stock held of record as of August 18, 1997. Accordingly, after giving effect to the stock split there will only remain 235,684 shares of authorized and unissued shares and 14,000 shares of treasury stock available to the Corporation, which is not even sufficient to cover the 1,000,000 shares and 144,388 shares (in both cases after adjustment for the stock split referred to above) previously authorized for issuance under the Corporation's 1997 Employee Stock Option Plan

(the "1997 Option Plan") and Restricted Stock Plan, respectively. No options have been granted under the 1997 Option Plan and the Board of Directors has revoked the reservation of shares for use in connection with the 1997 Option Plan and the Restricted Stock Plan until such time as stockholders of the Corporation vote on the proposal to increase the number of authorized shares of Common Stock. Based on the foregoing, management believes that there is an insufficient number of shares of authorized Common Stock available to meet the Corporation's future needs. Approval of this proposal should provide the Corporation with sufficient Common Stock to meet its needs for the foreseeable future.


     The principal purpose of the proposed amendment is to increase the number of shares of Common Stock available for possible future financing and acquisition transactions, stock dividends or distributions, stock splits in the form of stock dividends, employee and officer compensation plans (including the 1997 Option Plan and Restricted Stock Plan) and other general corporate purposes. The Corporation intends to reinstate the reservation of 1,000,000 shares and 144,388 shares for issuance in connection with the 1997 Option Plan and the Restricted Stock Plan, respectively, if the proposed amendment is approved. In addition, from time to time, the Corporation engages in discussions concerning possible acquisitions which could involve the issuance of securities by the Corporation. There are, however, no currently existing agreements or agreements in principle which call for the issuance by the Corporation of shares of Common Stock in connection with any proposed acquisition. The Corporation has no present plans to issue shares of Common Stock in connection with any acquisition or financing transaction other than upon conversion of the outstanding shares of the Corporation's Convertible Debentures (or the 8% Serial Preferred Stock for which such Convertible Debentures will be exchanged). Favorable market conditions, changes in the Corporation's financial condition or other circumstances could, however, result in a determination by the Corporation to issue additional equity or other securities convertible into shares of Common Stock.

     In addition, if approved, the increased number of authorized shares of Common Stock will be available for issuance from time to time for such purposes and considerations as the Board of Directors may approve, and no further vote of shareholders of the Corporation will be required, except as provided under the law of the Commonwealth of Puerto Rico or the rules of any national securities exchange on which securities of the Corporation may be listed. The Corporation does not intend to solicit stockholders for any further authorization concerning the issuance of the additionally authorized shares of Common Stock. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Corporation greater flexibility in acting upon proposed transactions. The additional shares of Common Stock would be identical in terms to the shares of Common Stock of the Corporation currently authorized under the Restated Certificate of Incorporation. Holders of Common Stock do not have preemptive rights to purchase shares of Common Stock.

     The sale of any additional authorized shares will reduce the percentage of the total number of outstanding shares held by any stockholder, although such a sale should not have a dilutive effect on the market price of the Common Stock unless the additional shares are sold for less than the then fair market value of the Common Stock. The Board of Directors does not anticipate issuing shares of Common Stock for less than fair market value except upon the conversion of the currently outstanding Convertible Debentures (or the 8% Serial Preferred Stock for which such Convertible Debentures will be exchanged) or the exercise of the outstanding Rights held by Popular, Inc.

     Substantial amounts of the additional authorized Common Stock could be issued to delay or defeat a change in control of the Corporation and, accordingly, under certain circumstances, could discourage transactions that might otherwise have a favorable effect on the price of the Common Stock. The Corporation does not currently expect to use unissued Common Stock for this purpose. The Board of Directors is not aware of any proposal to effect a change in control or takeover of the Corporation.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to authorize the proposed increase in the number of authorized shares of Common Stock. Therefore, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     THE BOARD OR DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                 OTHER MATTERS

     Management knows of no matters which may be brought before the Special Meeting or any adjournment thereof other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. If any other matter should come before the Special Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy or their substitutes to vote the proxies in accordance with their judgment on such matters.

     The above Notice of Meeting and Proxy Statement are sent by order of the Board of Directors of First Financial Caribbean Corporation.

                                    /s/ Richard F. Bonini

                                    Richard F. Bonini
                                    Senior Executive Vice President
                                    and Secretary


Dated: August 20, 1997

                                                                       EXHIBIT A

          PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                          TO CHANGE THE CORPORATE NAME

     Article FIRST of the Corporation's Restated Certificate of Incorporation shall be amended to read as follows:

          "FIRST: The name of the corporation (hereinafter called the "Corporation") is DORAL FINANCIAL CORPORATION."

                                                                       EXHIBIT B

          PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
            TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The first paragraph of Article FOURTH of the Corporation's Restated Certificate of Incorporation shall be amended to read as follows:

          "FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is 52,000,000 shares, consisting of 50,000,000 shares of Common Stock, $1.00 par value, and 2,000,000 shares of Serial Preferred Stock, $1.00 par value."

                 [FIRST FINANCIAL CARIBBEAN CORPORATION LOGO]

                                                              APPENDIX

                    FIRST FINANCIAL CARIBBEAN CORPORATION
                           1159 F.D. ROOSEVELT AVE.
                         SAN JUAN, PUERTO RICO 00920

                                    PROXY

   SOLICITED BY THE BOARD OF DIRECTORS FOR SPECIAL MEETING OF SHAREHOLDERS

     The undersigned holder of Common Stock of First Financial Caribbean Corporation (the "Corporation") hereby authorizes and appoints Salomon Levis, Zoila Levis and Richard F. Bonini, or any one or more of them, as proxies with full power of substitution in each, to represent the undersigned at the special meeting of shareholders of the Corporation to be held at The Doral Building, Fifth Floor, 650 Munoz Rivera Avenue, San Juan, Puerto Rico at 11:00 a.m., local time, on Monday, September 22, 1997 and any adjournment or adjournments of said meeting and thereat to vote and act with respect to all the shares of Common Stock of the Corporation that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.

     Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment thereof.

     Receipt of the Notice of Meeting and the related Proxy Statement in hereby acknowledged.

                                     (Continues and to be signed on other side)

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                           * FOLD AND DETACH HERE *

    If no direction is given, this proxy will be voted FOR items 1 and 2.                    Please mark  [X]
                                                                                             your votes as
                                                                                             indicated in
                                                                                             this example

The Board of Directors recommends a vote FOR Items 1 and 2.

No. 1 - Adoption of amendment to the Corporation's        No. 2 - Adoption of amendment to the
        Restated Certificate of Incorporation to                  Corporation's Restated Certificate
        change the name of the Corporation to                     of Incorporation to increase the
        "Doral Financial Corporation."                            number of authorized shares of
                                                                  Common Stock from 20,000,000 to
                                                                  50,000,000.

         FOR    AGAINST    ABSTAIN                                FOR    AGAINST    ABSTAIN
         [ ]      [ ]        [ ]                                  [ ]      [ ]        [ ]       To vote in accordance with the
                                                                                                 Board of Director's recommendation,
                                                                                                 just sign below.  No boxes need to
                                                                                                 be checked.
                                                                                                 Dated:                       ,1997
                                                                                                       ----------------------
                                                                                                 Signature:
                                                                                                           -------------------------
                                                                                                 Signature:
                                                                                                           -------------------------
                                                                                                 Please mark, date and sign as your
                                                                                                 name appears to the left and return
                                                                                                 in the enclosed envelope.  If
                                                                                                 acting as executor, administrator,
                                                                                                 trustee, guardian, etc., you should
                                                                                                 so indicate when signing.  If the
                                                                                                 signer is a corporation, please
                                                                                                 sign the full corporate name by a
                                                                                                 duly authorized officer.  If shares
                                                                                                 are held jointly, each shareholder
                                                                                                 named should sign.
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                                                      - FOLD AND DETACH HERE -
